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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                 PROSPECTUS DATED MAY 1, 1998 (AS SUPPLEMENTED)


This Supplement revises information contained in the prospectus dated May 1, 1998 (as supplemented), for the Individual Single Purchase Payment Deferred variable annuity contracts issued by MetLife Investors Insurance Company ("we", "us", or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the supplement, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

                                PORTFOLIO MERGERS

Effective November 22, 2004, the following investment portfolios offered under the First Cova Variable Annuity and First Cova Custom-Select contracts will merge into other portfolios of Met Investors Series Trust ("MIST") or Metropolitan Series Fund Inc.("MSF"):

         J.P. Morgan Select Equity Portfolio (Class A) of MIST will be merging into the Capital Guardian U.S. Equity Portfolio (Class A) of MSF.

         J.P. Morgan Quality Bond Portfolio (Class A) of MIST will be merging into the PIMCO Total Return (Class A) of MIST.

Following the date of the mergers, each of the investment portfolios being merged into other portfolios will no longer be available as separate investment options under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be invested in the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively. Any withdrawals or transfers of account value requested after the mergers from the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively.

                            NEW INVESTMENT PORTFOLIO

As a result of the above described mergers, effective November 22, 2004, we are adding the following new investment portfolios for your contract:

PIMCO Total Return Portfolio (Class A) of MIST. MIST is a mutual fund with multiple portfolios. Met Investors Advisory, LLC is the manager of MIST, which is our affiliate. Met Investors Advisory has engaged subadvisers to provide investment advice to the individual portfolios. Pacific Investment Management Company LLC is the subadviser to PIMCO Total Return Portfolio. The investment objective of the PIMCO Total Return Portfolio is to maximize total return, consistent with the preservation of capital and prudent investment management.

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Capital Guardian U.S. Equity Portfolio (Class A) of MSF. MetLife Advisers, LLC
is the manager of MSF. MetLife Advisers has engaged subadvisers to provide investment advice to the individual portfolios. Capital Guardian is the subadviser to Capital Guardian U.S. Equity Portfolio. The investment objective of the Capital Guardian U.S. Equity Portfolio is long-term growth of capital. Under normal circumstances, the Series invests at least 80% of its assets in equity securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase.

Fees and Expenses. The Fee Tables and Examples contained in the prospectus for the contracts (as supplemented) describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The following information supplements the "Investment Portfolio Expenses" table in the prospectus.

INVESTMENT PORTFOLIO EXPENSES.
(as a percentage of the average daily net assets of the investment portfolio)

PIMCO Total Return Portfolio              Capital Guardian U.S. Equity Portfolio

Management Fees            0.50%                                       0.68%
Other Expenses             0.09%                                       0.08%
                           -----

Total Annual
Portfolio Expenses (1)     0.59%                                       0.76%
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(1) NET INVESTMENT PORTFOLIO EXPENSES AFTER EXPENSE SUBSIDY AND/OR DEFERRAL

Contractual Expense
Subsidy or Deferral       0.00%                                       0.00%
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Net Total Annual
Portfolio Expense         0.59%                                       0.76%
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The investment portfolio provided the information on its expenses, and we have not independently verified the information. The information provided is for the year ended December 31, 2003.

          ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY
                   WITH AND INTO GENERAL AMERICAN DISTRIBUTORS

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 91108. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.



PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.